EXHIBIT 10.23

                            AGREEMENT BY AND BETWEEN
                         First Professional Bank, N. A.,
                            Santa Monica, California
                                       and
                  The Office of the Comptroller of the Currency

           First Professional Bank, N. A., Santa Monica, California (Bank) and the Comptroller of the Currency of the United States of America (Comptroller) wish to protect the interests of the depositors, other customers, and shareholders of the Bank, and, toward that end, wish the Bank to operate safely and soundly and in accordance with all applicable laws, rules and regulations.

           The Comptroller, through his National Bank Examiner, has examined the Bank, and his findings are contained in the Report of Examination, dated November 8, 1999 (ROE).

           In consideration of the above premises, it is agreed, between the Bank, by and through its duly elected and acting Board of Directors (Board), and the Comptroller, through his authorized representative, that the Bank shall operate at all times in compliance with the articles of this Agreement.

                                    Article I

                                  JURISDICTION
                                  ------------

           (1) This Agreement shall be construed to be a "written agreement entered into with the agency" within the meaning of 12 U.S.C.ss.1818(b)(1).

           (2) This Agreement shall be construed to be a "written agreement between such depository institution and such agency" within the meaning of 12 U.S.C.ss.1818(e)(1) and 12 U.S.C.ss.1818(i)(2).

           (3) This Agreement shall be construed to be a "formal written agreement" within the meaning of 12 C.F.R.ss. 5.51(c)(6)(ii). SEE 12 U.S.C.ss.1831i.

           (4) This Agreement shall be construed to be a "written agreement" within the meaning of 12 U.S.C.ss.1818(u)(1)(A).

           (5) All reports or plans which the Bank or Board has agreed to submit to the Assistant Deputy Comptroller pursuant to this Agreement shall be forwarded to the:

                     Assistant Deputy Comptroller
                     Southern California - North Field Office
                     Comptroller of the Currency
                     550 North Brand Boulevard, Suite 500
                     Glendale, California 91203


                                   Article II

                              COMPLIANCE COMMITTEE
                              --------------------

           (1) Within thirty (30) days, the Board shall appoint a Compliance Committee of at least five (5) directors, of which no more than two (2) shall be employees of the Bank or any of its affiliates (as the term "affiliate" is defined in 12 U.S.C.ss.371c(b)(1)), or a family member of any such person. Upon appointment, the names of the members of the Compliance Committee shall be submitted in writing to the Assistant Deputy Comptroller. The Compliance Committee shall be responsible for monitoring and coordinating the Bank's adherence to the provisions of this Agreement.

           (2) The Compliance Committee shall meet at least monthly.

           (3) Within sixty (60) days of the appointment of the Committee and quarterly thereafter, the Compliance Committee shall submit a written progress report to the Board setting forth in detail:

                     (a) actions taken to comply with each Article of this Agreement; and

                     (b)  the results of those actions.

           (4) The Board shall forward a copy of the Compliance Committee's report, with any additional comments by the Board, to the Assistant Deputy Comptroller.

                                   Article III

                                    PRESIDENT
                                    ---------

           (1) Within ninety (90) days. the Board shall appoint a capable, full-time and permanent president who shall be vested with sufficient executive authority to fulfill the duties and responsibilities of the position and ensure the safe and sound operation of the Bank.

           (2) Prior to the appointment of any individual to the position of president, the Board shall submit to the Assistant Deputy Comptroller the following information:

                     (a) the information sought in the "Changes in Directors and Senior Executive Officers" booklet of the Comptroller's Corporate Manual, dated April 1998, for the proposed individual;

                     (b) a written statement of the Board's reasons for selecting the proposed individual: and

                     (c) a written description of the proposed individual's duties and responsibilities.

           (3) The Assistant Deputy Comptroller shall have the power of veto over the employment of the proposed president. However, the failure to exercise such veto power shall not constitute an approval or endorsement of the proposed officer.
           (4) The requirement to submit information and the prior veto provisions of this Article are based on the authority of 12 U.S.C. ss. 181 8(b) and do not require the Comptroller to complete his review and act on any such information or authority within ninety (90) days.

                                   Article IV

                             SENIOR LENDING OFFICER
                             ----------------------

           (1) Within ninety (90) days, the Board shall appoint a capable, full-time and permanent senior lending officer who shall be vested with sufficient executive authority to fulfill the duties and responsibilities of the position and ensure the safe and sound operation of the Bank.

           (2) Prior to the appointment of any individual to the senior lending officer position, the Board shall submit to the Assistant Deputy Comptroller the following information:

                (a) the information sought in the "Changes in Directors and Senior Executive Officers" booklet of the Comptroller's Corporate Manual, dated April 1998, for the proposed individual;

                (b) a written statement of the Board's reasons for selecting the proposed individual; and

                (c) a written description of the proposed individual's duties and responsibilities.

           (3) The Assistant Deputy Comptroller shall have the power of veto over the employment of the proposed senior lending officer. However, the failure to exercise such veto power shall not constitute an approval or endorsement of the proposed officer.

           (4) The requirement to submit information and the prior veto provisions of this Article are based on the authority of 12 U.S.C. ss. 181 8(b) and do not require the Comptroller to complete his review and act on any such information or authority within ninety (90) days.

                                    Article V

                             LOAN WORKOUT DEPARTMENT
                             -----------------------

           (1) Within ninety (90) days, the Board shall establish a Loan Workout Department for the purpose of restoring and reclaiming classified assets, consistent with OCC Banking Circular 255, including commercial real estate loans.
           (2) The Loan Workout Department shall take all steps necessary to improve the operation of the Bank's workout function including, but not limited to:

                (a)  the establishment of policies and procedures to
                               distinguish assets that should be managed by the Loan Workout Department from assets that should be managed by the originating unit;

                (b) the establishment of policies and procedures to require assets that remain with the originating unit are managed according to the standards of the Loan Workout Department;

                (c) the development and implementation of management information systems to track workloads and staffing requirements within the Loan Workout Department; and

                (d) the development and implementation of management information systems to measure the success of workout activities.

           (3) Upon completion, a copy of the policies and procedures required in paragraph (2) shall be forwarded to the Assistant Deputy Comptroller for review and approval.

           (4) The Board shall ensure that the Loan Workout Department receives staffing and funding support necessary to maintain its sound operation.

                                   Article VI

                                OVERDRAFT POLICY
                                ----------------

           (1) The Board shall immediately implement, and thereafter ensure Bank adherence to, a written policy concerning the extension of overdrafts that shall include, at a minimum:

                (a) conditions and circumstances under which overdrafts will be allowed, taking into consideration the Bank's loss experience with prior overdrafts;

                (b) charges that will be levied against depositors using overdrafts;

                (c) conditions and circumstances under which overdrafts will be permitted to principal shareholders or the related interests (as that term is defined in 12 C.F.R. Part 215) of executive officers, directors or principal shareholders; and

                (d) conditions and circumstances under which overdrafts will be charged off.

           (2) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of, and adherence to, the policy developed pursuant to this Article.

                                   Article VII

                            LOAN PORTFOLIO MANAGEMENT
                            -------------------------

(1) The Board shall, within ninety (90) days, develop, implement, and thereafter ensure Bank adherence to a written program to improve the Bank's loan portfolio management. The program shall include, but not be limited to:

                (a) procedures to ensure satisfactory and perfected collateral documentation;

                (b) procedures to ensure that extensions of credit are granted, by renewal or otherwise, to any borrower only after obtaining and analyzing current and satisfactory credit information;

                (c) procedures to ensure conformance with loan approval requirements;

                (d)  a system to track and analyze exceptions;

                (e) procedures to ensure conformance with Call Report instructions;

                (f) procedures to ensure the accuracy of internal management information systems:

                (g) a performance appraisal process, including performance appraisals, job descriptions, and incentive programs for loan officers, which adequately consider their performance relative to policy compliance, documentation standards, accuracy in credit grading, and other loan administration matters; and

                (h) procedures to track and analyze concentrations of credit, significant economic factors, and general conditions and their impact on the credit quality of the Bank's loan and lease portfolios.

           (2) Upon completion, a copy of the program shall be forwarded to the Assistant Deputy Comptroller for review and approval.

           (3) Within ninety (90) days, the Board shall develop, implement, and thereafter ensure Bank adherence to systems that provide for effective monitoring of:

                (a) early problem loan identification to assure the timely identification and rating of loans and leases based on lending officer submissions;

                (b) statistical records that will serve as a basis for identifying sources of problem loans and leases by industry, size, collateral, division, group, indirect dealer, and individual lending officer;

                (c)  previously charged-off assets and their recovery potential;

                (d) compliance with the Bank's lending policies and laws, rules, and regulations pertaining to the Bank's lending function;

                (e)  adequacy of credit and collateral documentation; and

                (f)  concentrations of credit.

           (4) Beginning March 31, 2000, on a quarterly basis management shall provide the Board with written reports including, at a minimum, the following information:

                (a) the identification, type, rating, and amount of problem loans and leases;

                (b) the identification and amount of delinquent loans and leases;

                (c)  credit and collateral documentation exceptions;

                (d) the identification and status of credit related violations of law, rule or regulation;

                (e) the identity of the loan officer who originated each loan reported in accordance with subparagraphs (a) through (d) of this Article and Paragraph;

                (f) an analysis of concentrations of credit, significant economic factors, and general conditions and their impact on the credit quality of the Bank's loan and lease portfolios;

                (g) the identification and amount of loans and leases to executive officers, directors, principal shareholders (and their related interests) of the Bank; and

                (h) the identification of loans and leases not in conformance with the Bank's lending and leasing policies, and exceptions to the Bank's lending and leasing policies.

           (5) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program and systems developed pursuant to this Article.

                                  Article VIII

                                   LOAN REVIEW
                                   -----------

           (1) Within sixty (60) days, the Board shall establish an effective, independent and ongoing loan review system to review, at least quarterly, the Bank's loan and lease portfolios to assure the timely identification and categorization of problem credits. The system shall provide for a written report to be filed with the Board after each review and shall use a loan and lease grading system consistent with the guidelines set forth in Section 215 of the COMPTROLLER'S HANDBOOK FOR NATIONAL BANK EXAMINERS. Such reports shall, at a minimum, include conclusions regarding:

                (a)  the overall quality of the loan and lease portfolios;

                (b) the identification, type, rating, and amount of problem loans and leases;

                (c) the identification and amount of delinquent loans and leases;

                (d)  credit and collateral documentation exceptions;

                (e) the identification and status of credit related violations of law, rule or regulation;

                (f) the identity of the loan officer who originated each loan reported in accordance with subparagraphs (b) through (e) of the Article;

                (g)  concentrations of credit;

                (h) loans and leases to executive officers, directors, principal shareholders (and their related interests) of the Bank; and

                (i) loans and leases not in conformance with the Bank's lending and leasing policies, and exceptions to the Bank's lending and leasing policies.

           (2) Within sixty (60) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a written program providing for independent review of problem loans and leases in the Bank's loan and lease portfolios for the purpose of monitoring portfolio trends, on at least a quarterly basis. The program shall require a quarterly report to the Board. At a minimum, the program shall provide for an independent reviewer's assessment of the Bank's:

                (a) monitoring systems for early problem loan identification to assure the timely identification and rating of loans and leases based on lending officer submissions;

                (b) statistical records that serve as a basis for identifying sources of problem loans and leases by industry, size, collateral, division, group, indirect dealer, and individual lending officer;

                (c) system for monitoring previously charged-off assets and their recovery potential;

                (d) system for monitoring compliance with the Bank's lending policies and laws, rules, and regulations pertaining to the Bank's lending function; and

                (e) system for monitoring the adequacy of credit and collateral documentation.

           (3) A written description of the program called for in this Article shall be forwarded to the Assistant Deputy Comptroller for review and approval.

           (4) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.

           (5) The Board shall evaluate the internal loan and lease review report(s) and shall ensure that immediate, adequate and continuing remedial action, if appropriate, is taken upon all findings noted in the report(s).

           (6) A copy of the reports submitted to the Board, as well as documentation of the action taken by the Bank to collect or strengthen assets identified as problem credits, shall be preserved in the Bank.


                                   Article IX

                                CRITICIZED ASSETS
                                -----------------

           (1) The Bank shall take immediate and continuing action to protect its interest in those assets criticized in the ROE, in any subsequent Report of Examination, by internal or external loan review, or in any list provided to management by the National Bank Examiners during any examination.

           (2) Within sixty (60) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to a written program designed to eliminate the basis of criticism of assets criticized in the ROE, in any subsequent Report of Examination, or by any internal or external loan review, or in any list provided to management by the National Bank Examiners during any examination as "doubtful," "substandard," or "special mention." This program shall include, at a minimum:

                (a)  an identification of the expected sources of repayment;

                (b) the appraised value of supporting collateral and the position of the Bank's lien on such collateral where applicable;

                (c) an analysis of current and satisfactory credit information, including cash flow analysis where loans are to be repaid from operations; and

                (d) the proposed action to eliminate the basis of criticism and the time frame for its accomplishment.

           (3) Upon adoption, a copy of the program for all criticized assets equal to or exceeding one hundred thousand dollars ($ 100,000) shall be forwarded to the Assistant Deputy Comptroller.

           (4) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.

           (5) The Board, or a designated committee, shall conduct a review, on at least a quarterly basis, to determine:

                (a) the status of each criticized asset or criticized portion thereof that equals or exceeds one hundred thousand dollars ($100,000);

                (b) management's adherence to the program adopted pursuant to this Article;

                (c) the status and effectiveness of the written program; and the need to revise the program or take alternative action.





           (6) A copy of each review shall be forwarded to the Assistant Deputy Comptroller on a quarterly basis.

           (7) The Bank may extend credit, directly or indirectly, including renewals, extensions or capitalization of accrued interest, to a borrower whose loans or other extensions of credit are criticized in the ROE, in any subsequent Report of Examination, in any internal or external loan review, or in any list provided to management by the National Bank Examiners during any examination and whose aggregate loans or other extensions exceed one hundred thousand dollars ($ 100,000) only if each of the following conditions is met:

                (a) the Board or designated committee finds that the extension of additional credit is necessary to promote the best interests of the Bank and that prior to renewing, extending or capitalizing any additional credit, a majority of the full Board (or designated committee) approves the credit extension and records, in writing, why such extension is necessary to promote the best interests of the Bank; and

                (b) a comparison to the written program adopted pursuant to this Article shows that the Board's formal plan to collect or strengthen the criticized assets will not be compromised.

           (8) A copy of the approval of the Board or of the designated committee shall be maintained in the file of the affected borrower.



                                    Article X

                            ADHERENCE TO LOAN POLICY
                            ------------------------

           (1) Within sixty (60) days, the Board shall establish a system to track and analyze the aggregate volume of loans that do not conform to the underwriting standards in the Bank's Loan Policies and Procedures Manual.

           (2) Within sixty (60) days, the Board shall establish risk limits for the aggregate volume of such loans and shall ensure that the Bank has processes, personnel and control systems to prevent the Bank from exceeding such risk limits in the future.

                                   Article XI

                            ORGANIZATIONAL STRUCTURE
                            ------------------------

           (1) Within sixty (60) days, the Board shall establish an organizational structure that provides clear lines of authority and shall eliminate any confusion concerning the authority and responsibilities of the president and chief executive officer by developing detailed job descriptions for each position.

           (2) Upon completion, a copy of the documents required in paragraph (1 ) shall be forwarded to the Assistant Deputy Comptroller for review and approval.


           (3) The Board shall ensure that the Executive Loan Committee consists of, at a minimum, two outside directors, a president who is a permanent and full-time employee, and a senior lending officer who is a permanent and full-time employee, as required by the Bank's policy and safe and sound banking practices.

                                   Article XII

                           CONFLICT OF INTEREST POLICY

           (1) Within ninety (90) days, the Board shall review the Bank's consulting agreement and relationship with Network Health Financial Services to determine whether there are any actual or potential conflicts of interest resulting therefrom and shall seek to eliminate or control any such conflicts by amending the agreement or through other appropriate means.

           (2) Within ninety (90) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to a written, comprehensive conflict of interest policy applicable to the Bank's and the Bank's holding company's directors, principal shareholders, executive officers, affiliates, employees and consultants (Insiders), and the related interests of such Insiders. The policy, in addition to defining a conflict of interest, shall address:

                (a) avoidance of conflicts of interest and breaches of fiduciary duty, and the appearance of conflicts of interest;

                (b) involvement in the loan approval process of Insiders who may benefit directly or indirectly from the decision to grant credit;

                (c) disclosure of actual and potential conflicts of interest to the Board, and periodic disclosure of "related interests" as defined by 12 C.F.R. Part 215;

                (d) disclosure of any Insider's material interest in the business of a borrower, an applicant, or other customer of the Bank; and

                (e) restrictions on and disclosure of receipt of anything of value by Insiders, directly or indirectly, from borrowers, loan applicants, other customers, or suppliers of the Bank.

            (3) Upon adoption, a copy of this conflict of interest policy shall be forwarded to the Assistant Deputy Comptroller for review and approval.

           (4) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the policy developed pursuant to this Article.

           (5) Within ninety (90) days, the Compliance Committee shall conduct a review of the Bank's existing relationships with its and its holding company's directors, executive officers, affiliates, principal shareholders, employees, consultants and their related interests for the purpose of identifying relationships not in conformity with the policy. The Board shall ensure that:

                (a) any nonconforming relationships are brought into conformity with the policy within ninety (90) days; and

                (b) that within ninety (90) days the Bank is properly reimbursed for:

                     (i) any excess or improper payments to Insiders and their related interests; and

                     (ii) any excess or improper payments for services provided by Insiders and their related interests.

           (6) Thereafter, the Board shall review all proposed transactions, or modifications of existing relationships, between the Bank and any of its or its holding company's directors, executive officers, affiliates, principal shareholders, employees, consultants and their related interests. Documentation supporting these reviews shall be in writing and preserved in the Bank.


                                  Article XIII

                                 STRATEGIC PLAN
                                 --------------

           (l) Within ninety (90) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to a written strategic plan for the Bank covering at least a three-year period. The strategic plan shall establish objectives for the Bank's overall risk profile, earnings performance, growth, balance sheet mix, off-balance sheet activities, liability structure, capital adequacy, reduction in the volume of non-performing assets, product line development and market segments that the Bank intends to promote or develop, together with strategies to achieve those objectives and, at a minimum, include:

                (a) a mission statement that forms the framework for the establishment of strategic goals and objectives;

                (b) an assessment of the Bank's present and future operating environment;

                (c) the development of strategic goals and objectives to be accomplished over the short and long term;

                (d) an identification of the Bank's present and future product lines (assets and liabilities) that will be utilized to accomplish the strategic goals and objectives established in (l )(c) of this Article;

                (e) an evaluation of the Bank's internal operations, staffing requirements, board and management information systems and policies and procedures for their adequacy and contribution to the accomplishment of the goals and objectives developed under (l)(c) of this Article;

                (f) a management employment and succession program to promote the retention and continuity of capable management;

                (g) product line development and market segments that the Bank intends to promote or develop;

                (h) a financial forecast to include projections for major balance sheet and income statement accounts and desired financial ratios over the period covered by the strategic plan;

                (i) control systems to mitigate risks associated with planned new products, growth, or any proposed changes in the Bank's operating environment;

                (j) specific plans to establish responsibilities and accountability for the strategic planning process, new products, growth goals, or proposed changes in the Bank's operating environment; and

                (k) systems to monitor the Bank's progress in meeting the plan's goals and objectives.

           (2) Upon adoption, a copy of the plan shall be forwarded to the Assistant Deputy Comptroller for review and approval.

           (3) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the plan developed pursuant to this Article.

                                   Article XIV

                                   PROFIT PLAN
                                   -----------

           (1) Within sixty (60) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a written profit plan to improve and sustain the earnings of the Bank. This plan shall include, at minimum, the following elements:

                (a) identification of the major areas in and means by which the Board will seek to improve the Bank's operating performance;

                (b) realistic and comprehensive budgets, including projected balance sheets and year-end income statements;

                (c) a budget review process to monitor both the Bank's income and expenses, and to compare actual figures with budgetary projections; and

                (d) a description of the operating assumptions that form the basis for major projected income and expense components.

           (2) Upon completion, the budgets and related documents required in paragraph (1) shall be submitted to the Assistant Deputy Comptroller for review and approval. The Board shall submit to the Assistant Deputy Comptroller annual budgets as described in paragraph (1) above for each year this Formal Agreement remains in effect. The budget for each year shall be submitted on or before December 31st of the preceding year.

           (3) The Board shall forward comparisons of its balance sheet and profit and loss statement to the profit plan projections to the Assistant Deputy Comptroller on a quarterly basis.

           (4) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the plan developed pursuant to this and year-end income statements;

                                   Article XV

                        CAPITAL PLAN AND HIGHER MINIMUMS
                        --------------------------------

           (1) The Bank shall achieve by September 30, 2000, and thereafter maintain the following capital levels (as defined in 12 C.F.R. Parts 3 and 6):

                (a) Total capital at least equal to ten percent (10%) of risk-weighted assets;

                (b) Tier 1 capital at least equal to six percent (6%) of risk-weighted assets; and

                (c) Tier 1 capital at least equal to five percent (5%) of adjusted total assets.1

           (2) Within sixty (90) days, the Board shall develop, implement, and thereafter ensure Bank adherence to a three-year capital program. The program shall include:

                (a) specific plans for the maintenance of adequate capital that may in no event be less than the requirements of paragraph
                     (1);

                (b) projections for growth and capital requirements based upon a detailed analysis of the Bank's assets, liabilities, earnings, fixed assets, and off balance sheet activities;

                (c) projections of the sources and timing of additional capital to meet the Bank's current and future needs;

                (d) the primary source(s) from which the Bank will strengthen its capital structure to meet the Bank's needs; and

                (e) contingency plans that identify alternative methods should the primary source(s) under (d) above not be available.

           (3) Upon completion, the Bank's capital program shall be submitted to the Assistant Deputy Comptroller for review and approval. Upon approval by the Assistant Deputy Comptroller, the Bank shall implement and adhere to the capital program. The Board shall review and update the Bank's capital program on an



----------
(1) Adjusted total assets is defined in 12 C.F.R. ss. 3.2(a) as the average total asset figure used for Call Report purposes minus end-of-quarter intangible assets. As further noted in 12 C.F.R. ss. 3.2(a), a bank may be required to compute anu maintain its leverage ratio on the basis of actual, rather than average total assets. This language would have to be modified to reflect that change.

annual basis, or more frequently if necessary. Copies of the reviews and updates shall be submitted to the Assistant Deputy Comptroller.

           (4) The Board shall ensure that the Bank has processes, personnel, and control systems to ensure implementation of and adherence to the program developed pursuant to this Article.

                                   Article XVI

                                VIOLATIONS OF LAW
                                -----------------

           (1) The Board shall immediately take all necessary steps to ensure that Bank management corrects, to the extent possible, each violation of law, rule or regulation cited in the ROE and in any subsequent Report of Examination. The monthly progress reports required by Article II of this Agreement shall include the date and manner in which each correction has been effected during that reporting period.

           (2) Within ninety (90) days, the Board shall adopt, implement, and thereafter ensure Bank adherence to specific procedures to prevent future violations as cited in the ROE and shall adopt, implement, and ensure Bank adherence to general procedures addressing compliance management that incorporate internal control systems and education of employees regarding laws, rules and regulations applicable to their areas of responsibility.

           (3) Within sixty (60) days of receipt of any subsequent Report of Examination which cites violations of law, rule or regulation, the Board shall adopt, implement, and thereafter ensure Bank adherence to specific procedures to prevent future violations as cited in the ROE and shall adopt, implement, and ensure Bank adherence to general procedures addressing compliance management which incorporate internal control systems and education of employees regarding laws, rules and regulations applicable to their areas of responsibility.

           (4) Upon adoption, a copy of these procedures shall be promptly forwarded to the Assistant Deputy Comptroller for review and approval.

           (5) The Board shall ensure that the Bank has policies, processes, personnel, and control systems to ensure implementation of and adherence to the procedures developed pursuant to this Article.

                                  Article XVII

                                     CLOSING
                                     -------

           (1) Although the Board has agreed to submit certain programs and reports to the Assistant Deputy Comptroller for review or approval, the Board has the ultimate responsibility for proper and sound management of the Bank.

           (2) It is expressly and clearly understood that if, at any time, the Comptroller deems it appropriate in fulfilling the responsibilities placed upon him by the several laws of the United States of America to undertake any action affecting the Bank, nothing in this Agreement shall in any way inhibit, stop, bar, or otherwise prevent the Comptroller from so doing.

           (3) Any time limitations imposed by this Agreement shall begin to run from the effective date of this Agreement. Such time requirements may be extended in writing by the Assistant Deputy Comptroller for good cause upon written application by the Board.

           (4) The provisions of this Agreement shall be effective upon execution by the parties hereto and its provisions shall continue in full force and effect unless or until such provisions are amended in writing by mutual consent of the parties to the Agreement or excepted, waived, or terminated in writing by the Comptroller.

          IN TESTIMONY WHEREOF, the undersigned, authorized by the Comptroller, has hereunto set his hand on behalf of the Comptroller.








-------------------------------              ----------------------------
John F. Robinson                             Date
Deputy Comptroller
Western District

Western District

IN TESTIMONY WHEREOF, the undersigned, as the duly elected and acting Board of Directors of the Bank, have hereunto set their hands on behalf of the Bank.


/s/ Melinda McIntyre-Kolpin                       3/22/2000
------------------------------------           ----------------------------
Melinda McIntyre-Kolpin                        Date

/s/ Gene Franklin Gaines                          3/22/2000
------------------------------------           ----------------------------
Gene Franklin Gaines                           Date

/s/ Richard Berger                                3/22/2000
------------------------------------           ----------------------------
Richard Berger                                 Date

/s/ Terry Hartshorn                               3/22/2000
------------------------------------           ----------------------------
Terry Hartshorn                                Date

/s/ Walter T. Mullikin                           3/22/2000
------------------------------------           ----------------------------
Walter T. Mullikin                             Date

/s/ Donald L. Katz                              3/22/2000
------------------------------------           ----------------------------
Ronald L. Katz                                 Date

/s/ Lynn O. Poulson                            3/22/2000
------------------------------------           ----------------------------
Lynn O. Poulson                                Date

/s/ Robert Margolis                            3/22/2000
------------------------------------           ----------------------------
Robert Margolis                                Date


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                                               Date


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                                               Date